UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

DECEMBER 24, 2020

SEATECH VENTURES CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-230479	61-1882326
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11-05 & 11-06, Tower A, Ave 3 Vertical Business Suite,

Bangsar South, Kuala Lumpur 59200, Malaysia

(Address of principal executive offices)

+60322421288

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	[ ]		Accelerated filer	[ ]
Non-accelerated filer	[ ]	(Do not check if a smaller reporting company)	Smaller reporting company	[X]
			Emerging growth company	[X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). [X] Yes [  ] No

Securities registered under Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	SEAV	The OTC Market – Pink Sheets

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 24, 2020, SEATech Ventures Corp. (the “Company”) changed its principal accountant from Total Asia Associates PLT (“Total Asia”) to JP Centurion & Partners PLT (“JP Centurion”).

The principal accountant’s report of Total Asia on the financial statements of the Company as of and for the fiscal years ended December 31, 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 through December 24, 2020, there were no disagreements with Total Asia, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Total Asia’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with any reports it would have issued. During the fiscal years ended December 31, 2019 through December 24, 2020, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

A letter from Total Asia addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Total Asia in this Current Report on Form 8-K. A copy of such letter is furnished hereto with the filing of this Current Report on Form 8-K.

On December 24, 2020, the Board of Directors of the Company approved the engagement of JP Centurion as the Company’s independent registered public accounting firm to audit its financial statements.

During the fiscal year ended December 31, 2019 through December 24, 2020, neither the Company nor anyone on its behalf consulted with JP Centurion regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that JP Centurion concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Total Asia Associates.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATech Ventures Corp.
(Name of Registrant)

Date: December 30, 2020	By:	/s/ CHIN CHEE SEONG
	Name:	Chin Chee Seong
	Title:	Chief Executive Officer
(President, Secretary, Treasurer, Director)

Date: December 30, 2020	By:	/s/ SEAH KOK WAH
	Name:	Seah Kok Wah
	Title:	Chief Investment Officer
(Director)

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